Income Taxes (Details) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Net operating loss carryforwards	$ 106,312	$ 108,348
Tax credit carryforwards	10,696	10,696
Depreciation and amortization	3,872	3,709
Other	351	185
Total deferred tax assets	121,231	122,938
Valuation allowance	$ (121,231)	$ (122,938)
Net deferred tax assets
Deferred tax liabilities:
Intangible assets	$ (2,345)	$ (2,345)
Net deferred tax liabilities	$ (2,345)	$ (2,345)